UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                December 12, 2011
                Date of Report (Date of Earliest Event Reported)


                           AMWEST IMAGING INCORPORATED
             (Exact name of Registrant as specified in its charter)

          Nevada                    333-167743                   27-2336038
(State or other Jurisdiction       (Commission                (I.R.S. Employer
     of Incorporation)             File Number)              Identification No.)

                           815 John Street, Suite 210k
                              Evansville, IN 47713
                    (Address of principal executive offices)

                                  812-250-4210
                           (Issuer's telephone number)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On December 12, 2011, the Board of Directors (the "Board") of Amwest Imaging Incorporated, a Nevada Corporation (the "Company") received the resignation of Mr. Jason Gerteisen as the Company's Treasurer.

Effective December 12, 2011, the Board of Directors (the "Board") of the Company, elected Mr. Pat Kadlec as the new Treasurer of the company.

Also effective December 12, 2011, the Board of Directors of the Company elected Mr. Pat Kadlec as a Director of the Company.

Mr. Kadlec, of Mora, Minnesota had been a successful business consultant since 1982, specializing in business startups and re-organizations.

Mr. Kadlac is a graduate of the University of Minnesota where he earned a Bachelors Degree in Psychology, and also earned a Master Degree in Administration and Management from the College of St. Thomas in St. Paul, MN.

Mr. Kadlec is also a Vietnam Veteran.

Mr. Kadlec will be issued 100,000 common shares of the Company as initial compensation.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMWEST IMAGING INCORPORATED


Date: August 29, 2011                   By: /s/ Jason R. Gerteisen
                                            ------------------------------------
                                            Jason R. Gerteisen
                                            President

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